Share capital (Tables)	12 Months Ended
Dec. 31, 2017
Disclosure Of Classes Of Share Capital [Abstract]
Common shares issued

25. Capital management

Cameco’s management considers its capital structure to consist of bank overdrafts, long-term debt, short-term debt (net of cash and cash equivalents and short-term investments), non-controlling interest and shareholders’ equity.

Cameco’s capital structure reflects its strategy and the environment in which it operates. Delivering returns to long-term shareholders is a top priority. The Company’s objective is to maximize cash flow while maintaining its investment grade rating through close capital management of our balance sheet metrics. Capital resources are managed to allow it to support achievement of its goals while managing financial risks such as the continued weakness in the market, litigation risk and refinancing risk. The overall objectives for managing capital in 2017 reflect the environment that the Company is operating in, similar to the prior comparative period.

The capital structure at December 31 was as follows:

	2017	2016

Long-term debt [note 12]	$1,494,471	$1,493,327
Cash and cash equivalents	(591,620)	(320,278)

Net debt	902,851	1,173,049

Non-controlling interest	371	157
Shareholders' equity	4,859,288	5,258,371

Total equity	4,859,659	5,258,528

Total capital	$5,762,510	$6,431,577

Cameco is bound by certain covenants in its general credit facilities. These covenants place restrictions on total debt, including guarantees and set minimum levels for net worth. As of December 31, 2017, Cameco met these requirements.